UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________________________________________________________________________

FORM 8-K
________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 5, 2026
________________________________________________________________________________________________________________________
Aptiv PLC
(Exact name of registrant as specified in its charter)
________________________________________________________________________________________________________________________

Jersey	001-35346	98-1824200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Spitalstrasse 5
8200 Schaffhausen, Switzerland
+41 52 580 96 00
(Address of Principal Executive Offices, Including Zip Code)
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.650% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
5.150% Senior Notes due 2034	APTV	New York Stock Exchange
4.250% Senior Notes due 2036	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange
5.750% Senior Notes due 2054	APTV	New York Stock Exchange
6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On March 5, 2026, in connection with the previously announced separation (the “Spin-Off”) of Versigent Limited (“Versigent” or the “Company”) from Aptiv PLC (“Aptiv”), the board of directors of Aptiv announced that Aptiv will distribute all of the ordinary shares, par value $0.01 per share, of Versigent to holders of Aptiv ordinary shares as a pro rata dividend prior to the U.S. market open on April 1, 2026. The ordinary shares of Versigent are expected to begin trading on the New York Stock Exchange on April 1, 2026 under the ticker “VGNT.” Holders of Aptiv ordinary shares will be entitled to receive one ordinary share of Versigent for every three ordinary shares of Aptiv held on March 17, 2026, the record date for the distribution. The distribution is subject to the satisfaction or waiver of certain conditions. Prior to the completion of the Spin-Off, Versigent Limited is expected to be converted into a Jersey public limited company and renamed Versigent PLC. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Forward-looking statements.
This document contains “forward-looking statements” —that is, statements related to future, not past, events. These forward-looking statements often address Aptiv’s expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. For Aptiv, particular areas where risks or uncertainties could cause Aptiv’s actual results to be materially different than those expressed in Aptiv’s forward-looking statements include: Aptiv’s success in executing and completing asset dispositions or other transactions, including Aptiv’s plans to pursue the Spin-Off, the timing for such transactions, the ability to satisfy any applicable pre-conditions, and the expected proceeds, consideration and benefits to Aptiv; changes in macroeconomic and market conditions and market volatility, risk of recession, inflation, geopolitical conflicts, including those in the Middle East, supply chain constraints or disruptions, rising interest rates, oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on Aptiv’s business operations, financial results and financial position; and Aptiv’s de-leveraging and capital allocation plans, including with respect to actions to reduce its indebtedness, the capital structures of Aptiv and Versigent, the timing and amount of dividends, share repurchases, organic investments, and other priorities; and other factors that are described in the “Risk Factors” section of Aptiv’s Annual Report on Form 10-K for the year ended December 31, 2025, as such description may be updated or amended in any future reports that Aptiv files with the SEC. These or other uncertainties may cause Aptiv’s actual future results to be materially different than those expressed in its forward-looking statements. Aptiv does not undertake to update its forward-looking statements.

Item 9.01    Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release Dated March 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 5, 2026	APTIV PLC

		By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Dated March 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

5